UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 14, 2007

General Cable Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (859) 572-8000

Not Applicable

____________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)

Compensation Arrangements of Certain Officers

1.

Salary Adjustment for President and Chief Executive Officer

On February 14, 2007, the Compensation Committee of the Board of Directors approved an increase in the salary of Gregory B. Kenny, President and Chief Executive Officer, of $50,000, which increases his salary to $750,000, effective as of January 1, 2007.

2.

Salary Adjustment for Executive Vice President, General Counsel and Secretary

On February 14, 2007, the Compensation Committee of the Board of Directors approved an increase in the salary of Robert J. Siverd, Executive Vice President, General Counsel and Secretary, of $15,690, which increases his salary to $364,366, effective as of January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Cable Corporation

February 16, 2007

By:

/s/ Robert J. Siverd

Name:

Robert J. Siverd

Title:

Executive Vice President and

General Counsel